PROPERTY AND EQUIPMENT, NET (Tables)	12 Months Ended
Dec. 31, 2018
Property, Plant and Equipment [Abstract]
Schedule of property and equipment, net
Property and equipment consist of the following:

	As of December 31,
	2017	2018
	US$	US$

Leasehold improvement	1,533,673	-
Computer equipment	814,870	625,966
Office equipment	176,160	164,957
Vehicles	129,907	122,931
Total	2,654,610	913,854
Less: accumulated depreciation	(859,377)	(507,833)
Property and equipment, net	1,795,233	406,021